UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2007

MINES MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

IDAHO	0-29786	91-0538859
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

905 W. Riverside Avenue, Suite 311
Spokane, Washington		99201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (509) 838-6050

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.                                          Entry into a Material Definitive Agreement.

On April 16, 2007, Mines Management, Inc. (“MMI”) entered into an Underwriting Agreement and a Warrant Agreement (together, the “Agreements”) relating to the issuance and sale of 6,000,000 units (the “Units”) in an offering that closed on April 20, 2007.  Each Unit is comprised of one share of common stock and ½ of a warrant (the “Warrants”), each whole Warrant being exercisable to purchase one share of common stock. The Warrants will trade on the Toronto Stock Exchange (TSX) separate from the common stock following the closing.

The Underwriting Agreement is with TD Securities Inc., Blackmont Capital Inc., Salman Partners Inc., Cormark Securities Inc., and Raymond James Ltd. (collectively, the “Underwriters”).  Under the terms of the Underwriting Agreement, MMI agreed to issue and sell, and the Underwriters agreed to purchase, 6,000,000 Units on a firm commitment basis. The price to the public was US$5.00 per unit for aggregate gross proceeds of US$30,000,000, payable in cash, before payment of underwriters’ fees of US$1,800,000 and expenses of the offering.  In addition, in the Underwriting Agreement MMI granted the Underwriters an option to purchase up to an additional 900,000 Units at the same purchase price per unit to cover over-allotments, if any, which option is exercisable for a period of 30 days following the closing of the offering.

The Units are issued in the U.S. pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-134992), which was declared effective by the U.S. Securities and Exchange Commission on June 27, 2006, and in Canada, in each of the provinces other than Québec, pursuant to an “MJDS Prospectus” as defined in Canadian National Instrument 71-101 and other required documents.

The Warrant Agreement is with Computershare Shareholder Services, Inc. and Computershare Trust Company, N.A. (collectively, “Computershare”).  Subject to the terms of the Warrant Agreement, MMI has appointed Computershare to act as its agent in connection with the issuance, transfer, exchange and replacement of the certificates evidencing the Warrants.  The Warrants, which expire on April 19, 2012, have an exercise price of US$5.75.

The description of the terms of each of these agreements is qualified in its entirety by reference to the agreements, copies of which are included under Item 9.01(d) as Exhibits 1.1 and 1.2 to this Current Report and are incorporated in this item by reference.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated as of April 16, 2007 among Mines Management, Inc., TD Securities Inc., Blackmont Capital Inc., Salman Partners Inc., Cormark Securities Inc., and Raymond James Ltd.

1.2	Warrant Agreement dated as of April 16, 2007 among Mines Management, Inc., Computershare Shareholder Services, Inc., and Computershare Trust Company, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2007

Mines Management, Inc.

	By:	/s/ James H. Moore
James H. Moore
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated as of April 16, 2007 among Mines Management, Inc., TD Securities Inc., Blackmont Capital Inc., Salman Partners Inc., Cormark Securities Inc., and Raymond James Ltd.

1.2	Warrant Agreement dated as of April 16, 2007 among Mines Management, Inc., Computershare Shareholder Services, Inc., and Computershare Trust Company, N.A.